SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 19, 2001
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                        New World Restaurant Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                           0-27148                            13-3690261
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(State or Other                  (Commission                    (I.R.S. Employer
Jurisdiction of                  File Number)                     Identification
Incorporation)                                                              No.)


                             246 Industrial Way West
                          Eatontown, New Jersey 07724
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               (Address of Principal Executive Offices) (Zip Code)


                                  (732)544-0155
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, If Changed Since Last Report.)


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ITEM 5. Other Events and Regulation FD Disclosure.
Reference is made to the New World Restaurant Group, Inc. press release attached hereto as Exhibit 99.1, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release).

ITEM 7.  Financial Statements and Exhibits.
(c)  Exhibits.
Exhibit           Description
99.1              Press Release issued December 19, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEW WORLD RESTAURANT GROUP, INC.


                                            BY:  /s/ Jerold E. Novack
                                                 -----------------------------
                                                 Name: Jerold E. Novack
                                                 Title: Chief Financial Officer


Date:  December 20, 2001


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                                                                 Exhibit 99.1

For: New World Restaurant Group, Eatontown, NJ

From: Parness & Associates, Aberdeen, NJ

                                                           For Immediate Release

      NEW WORLD RESTAURANT GROUP REPORTS TO SHAREHOLDERS AT ANNUAL MEETING

     EATONTOWN, NJ (12/19/01)--New World Restaurant Group, Inc. (NWCI) Chairman Ramin Kamfar and CEO Anthony Wedo told investors today that the Company remains profitable on an operating basis and continues its efforts to regain a stock exchange listing and to rationalize its capital structure.

     Speaking at the annual shareholders meeting held at New World's headquarters, the two executives noted that although the Company's common stock was delisted from the Nasdaq National Market in November, they do not expect the action to have a significant impact on operations. "We are going forward with a variety of programs designed to increase sales and profitability of our existing base of franchised and company-owned stores, attain additional cost savings from the combination of New World and Einstein/Noah, and expand our store base by franchising and licensing the Einstein Bros brand," Wedo said. "We remain enthusiastic about our growth potential and are pleased with the overall strength of our base business."

     Added Kamfar: "We are focusing on rationalizing our capital structure which would allow our improving operating performance to flow through to our bottom line. Concurrently, we are actively pursuing listing on other exchanges."

     Pending resolution of the listing issue, New World is refraining from implementing a shareholder-approved 10-for-1 reverse split of the Company's outstanding Common Stock, Kamfar added.

     At the meeting, shareholders also re-elected Directors Edward McCabe and Keith F. Barket for terms ending in 2004 and ratified the selection of Arthur Anderson LLP as the Company's independent auditors for the fiscal year ending January 1, 2002.

     New World is a leading company in the 'quick casual' sandwich industry. The Company operates stores primarily under the Einstein Bros and Noah's New York Bagels brands and primarily franchises stores under the Manhattan Bagel and Chesapeake Bagel Bakery brands. As of October 2, 2001, the Company's retail system consisted of 494 company-owned stores and 294 franchised and licensed stores. The Company also operates three dough production facilities and one coffee roasting plant. New World stock quotes can be found on www.pinksheets.com.

                                      ****

Certain statements in this press release constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "forecast," "estimate," "project," "intend," "expect," "should," "would" and similar expressions and all statements which are not historical facts are intended to identify forward-looking statements. These forward-looking statements involve and are subject to known and unknown risks, uncertainties and other factors which could cause the Company's actual results, performance (financial or operating), or achievements to differ from the future results, performance


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(financial or operating), or achievements expressed or implied by such forward-looking statements. The above factors are more fully discussed in the Company's SEC filings.

CONTACTS:
General Media: At New World -- Stacie Lange, (303) 568-8126
Financial media/investors: Bill Parness, Parness & Associates, (732) 290-0121; parnespr@optonline.net

Nw22/smeet